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                                                                 EXHIBIT 10.19.1


                               STATEMENT OF WORK

I. BRAND DEVELOPMENT. Undertake the following steps to develop a brand positioning and vision for growth for Centennial Specialty Foods' brand Southwestern/Mexican products:
         o        Exploratory qualitative consumer research
         o        Category analysis
         o        Opportunity Framework
         o        Positioning Ideation
         o        Qualitative consumer testing of positioning concepts
         o        Final brand positioning and growth strategy recommendations

         Compensation:
         o        Professional fee = $150,000.00
         o        Out-of-pocket expenses = $80,000.00

         Invoice Schedule:
         Centennial Specialty Foods will advance SRG $80,000.00 for out-of-pocket costs associated with Brand Development. Centennial will pay SRG $20,000.00 in weekly installments starting the week of September 1 with the final payment due no later than October 3.

         SRG will invoice Centennial for professional services and out-of-pocket expenses on the following schedule:
         o        September = $80,000.00 (advance for out-of-pocket expenses)
         o        October = $130,000.00 (professional fee) \
         o        November = $20,000.00 (professional fee) /

II. MARKETING PLAN. Undertake the following steps to develop a FY '04 marketing plan for Centennial Specialty Foods Southwestern/Mexican products in existing and new markets:
         o        Confirm financial assumptions and business goals by market
         o Determine measurable marketing objectives around awareness, trial and repeat purchases
         o Establish integrated strategies, tactics and set budgets by region
         o        Develop promotional and media plan recommendations by market

         Compensation
         o        Professional fee = $45,000.00
         o        Out-of-pocket expenses = TBD (estimated to be $5,000.00)

         Invoice Schedule
         SRG will invoice Centennial for professional services and out-of-pocket expenses on the following schedule:
         o September = $15,000.00 (professional fee) + out-of-pocket expenses
         o October = $30,000.00 (professional fee) + out-of-pocket expenses

III. BRAND LAUNCH AND ROLLOUT. Undertake the following steps to prepare, launch and support Centennial Specialty Foods Southwestern/Mexican products in existing and new markets:
         o        Create launch timetable with detailed action steps
         o Program development: packaging, advertising, promotions, sales material, corporate ID
         o Market rollout and evaluation: execute programs, sell-in assistance, post-launch evaluation

         Compensation
         Upon development of the marketing plan, SRG will forward an estimate for the brand launch and rollout based on the final programs, scope of work and deliverables. Below is a preliminary estimate that has been developed for planning and budgeting purposes.
         o        Program development
             o Professional Fee = TBD (estimated to be $215,000.00, depending on scope of work)
             o         Out-of-pocket expenses = TBD
         o        Market rollout and evaluation:
             o Professional fee = TBD (estimated to be $45,000.00 per month)
             o         Out-of-pocket expenses = TBD

IV. ONGOING ASSISTANCE. Assist Centennial on an "as needed" basis with business issues including preparing investor presentations, general business strategy, new product optimization, etc.

         Compensation
         An estimate will be developed and forwarded to Centennial for approval prior to SRG's involvement in projects requiring significant time and resource allocation. Otherwise, SRG resources will be tracked on an hourly basis and billed at a blended hourly rate of $115. Below is a preliminary estimate that has been developed for planning and budgeting purposes.
         o        Professional Fee = TBD (estimated to be $40,000)
         o        Out-of-pocket expenses = TBD